                                                              SEMI-ANNUAL REPORT
                                                        ------------------------
                                                               February 28, 1997


     NEUBERGER&BERMAN
     EQUITY TRUST-Registered Trademark-

Neuberger&Berman
     FOCUS TRUST

Neuberger&Berman
     GENESIS TRUST

Neuberger&Berman
     GUARDIAN TRUST

Neuberger&Berman
     MANHATTAN TRUST

Neuberger&Berman
     PARTNERS TRUST

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER             4

    PERFORMANCE
    HIGHLIGHTS                    5

    PORTFOLIO COMMENTARY
Focus Trust                       6
Genesis Trust                     8
Guardian Trust                   11
Manhattan Trust                  14
Partners Trust                   17

    FINANCIAL STATEMENTS         20

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                      30
Genesis Trust                    31
Guardian Trust                   32
Manhattan Trust                  33
Partners Trust                   34

    THE PORTFOLIOS

    SCHEDULE OF
    INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Focus Portfolio                  37
Genesis Portfolio                39
Guardian Portfolio               42
Manhattan Portfolio              46
Partners Portfolio               48

    FINANCIAL STATEMENTS         52

    FINANCIAL HIGHLIGHTS         63

    DIRECTORY                    66

    OFFICERS AND
    TRUSTEES                     67

CHAIRMAN'S LETTER                                                 April 11, 1997

Dear Fellow Shareholder:
  During the six months ended February 28, 1997, we witnessed one of the most explosive rallies in stock market history with the Dow Jones Industrial Average and Standard & Poor's 500 Index gaining 23.82% and 22.60%, respectively. High multiple blue chip stocks (particularly branded consumer goods companies), continued to lead the market parade. Not left out of the rally were technology, financial services, and health care stocks, which rebounded as well, helping our funds achieve solid gains.
  With the Dow and S&P "500" near record levels and equities valuations well above historic norms, we are comforted by our conviction that our portfolios are comprised of high quality companies trading at reasonable fundamental valuations relative to the market and their long term growth prospects. We have a talented and experienced group of analysts and portfolio managers who, in keeping with our firm's heritage, focus primarily on value.
  If the economy continues to provide low inflation, relatively low interest rates and reasonable corporate earnings, stocks can continue to progress. We believe well managed, financially sound companies in out-of-favor industries will participate more fully in a market advance. We have faith investors will ultimately see the folly in chasing a relative handful of blue-chip growth stocks simply because they are going up in price. Sooner or later, money will gravitate to equally high-quality companies selling at much more reasonable fundamental valuations.
  Whatever the market holds in store for us over the next six months and beyond, we will continue to do what we have always done -- focus on quality and value -- the two most important ingredients in the recipe for long term investment success.

Sincerely,
/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trusts

PERFORMANCE HIGHLIGHTS

                                            FOR PERIODS
                                           ENDED 3/31/97
                      SIX MONTH   --------------------------------
                       PERIOD           AVERAGE ANNUAL TOTAL
NEUBERGER&BERMAN        ENDED                RETURNS(1)
EQUITY TRUST         2/28/97(1)     1 YR       5 YR       10 YR
------------------------------------------------------------------
FOCUS TRUST(2)         +22.01%     +13.22%    +17.82%    +13.34%
GUARDIAN TRUST         +20.21%     +14.20%    +15.85%    +13.29%
MANHATTAN TRUST        +20.61%     +6.82%     +13.74%    +10.86%
PARTNERS TRUST         +23.55%     +18.88%    +17.51%    +13.21%
S&P "500"(3)           +22.60%     +19.79%    +16.39%    +13.33%
GENESIS TRUST          +11.88%     +18.42%    +13.98%   +13.93%(4)
RUSSELL 2000(3)        +8.79%      +5.08%     +12.78%      N/A

   Each Fund commenced operations in August 1993.
   The Funds have identical investment objectives and policies, and invest in the same Portfolio as other funds ("Sister Funds") of similar names, which are also administered by Neuberger&Berman Management Inc.-Registered Trademark- The performance information for the Funds prior to their commencement of operations are for the Sister Funds. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of each Fund so that its expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.10% of the Fund's average daily net assets. These arrangements can be terminated upon 60 days' notice. Neuberger&Berman Management Inc. has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger& Berman Genesis Trust to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such arrangements, the average annual total returns would have been less. The total returns for periods prior to the Funds' commencement of operations would have been lower had they reflected the higher expense ratios of the Funds as compared to those of the Sister Funds.
1) Includes reinvestment of all dividends and capital gain distributions. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.
2) Prior to November 1, 1991, the investment policies of its Sister Fund required that it invest a substantial portion of its assets in the energy field.
3) The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in either of the above-described indices.
4) From inception of Sister Fund (9/27/88).

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO MANAGING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/ EARNINGS MULTIPLES.
  For the six months ended February 28, 1997, the fund returned 22.01%, in line with the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  Over the last six months, our substantial commitment to financial stocks (37.6% of the portfolio at the close of the first half of fiscal 1997) was particularly productive, with bank, insurance, credit and finance company holdings returning 39% on average. Technology investments, subdivided into electronics companies and computer and office equipment companies (13.8% of the portfolio at the close of the first half of fiscal 1997) gained 28% and 37%, respectively. Media and entertainment were among our worst performing groups, with our holdings down 6.2% over the period.
  Despite the group's stellar performance, we believe selected financial stocks remain fundamentally undervalued. Travelers Group and Capital One Financial still trade at well below market average price/earnings multiples. Why are these stocks still cheap? Conventional wisdom seems to be that rising interest rates will hurt earnings. We believe that concern has been overblown and that top quality financial companies can continue to increase earnings even if interest rates trend modestly higher. The managements of many financial companies seem to agree that their stocks are still under-valued, as is evidenced by ongoing share repurchase activity.
  We continue to favor selected technology companies like Compaq Computer and Seagate Technology. Compaq's product line is selling

----------------------------------------------------------------------
          Focus Trust (Cont'd)
well, manufacturing costs are lower, and its product mix is more profitable. In our view, Seagate is well positioned in the highest growth segment of the computer disk drive market. Prices have firmed, costs have been reduced and sales volume has risen. Disciplined value investors like ourselves periodically get the opportunity to buy high-quality technology companies at below market average multiples. When we do, we add these securities to our portfolio.
  Value investing demands patience. For example, take Exide Corp., the world's largest manufacturer of automotive, marine and specialty batteries. Exide is focused on improving profitability in Europe where it is one of the market leaders. Weather patterns can cause sharp swings in the demand for batteries. Severely cold weather provokes high levels of battery failures, while unusually mild winters or cool summers depress demand.
  Exide's sales and earnings have been weak in recent periods, due to mild weather conditions in Europe and restructuring charges. However, we are encouraged by the improved gross margins seen in the first nine months of fiscal year 1997 (started March 1996), and we will carefully monitor whether this trend continues in the future.
  In the first half of fiscal 1997, our value discipline once again rewarded shareholders. We remain committed to the investment strategy -- buying great companies when they are opportunistically priced -- that has been responsible for the fund's superior long-term performance record.

The composition, industries and holdings of the portfolio are subject to change. Focus Trust's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

While the value-oriented approach is intended to limit risks, the portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust

   PORTFOLIO MANAGER JUDITH VALE FOCUSES ON "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, SHE IS BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH PROMISING GROWTH POTENTIAL.
   WE HAVE FOUND THAT THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING CAN TRANSLATE INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.
  For the six months ended February 28, 1997, the fund returned 11.88% versus the Russell 2000 Index's 8.79% advance (see page 5 for the average annual total returns, as of March 31, 1997).
  A big part of our strategy over the last six months has been to limit the portfolio's exposure to cyclical companies, which generally depend on a rapidly expanding economy to grow sales and earnings. Although the cyclicals are fundamentally attractive, they can perform poorly during periods of economic uncertainty. Instead, we focused on contra-cyclical industries (industries that have their own cycles largely independent of the main business cycle); "Steady Eddie" companies that do not depend on broad-based economic momentum to grow earnings; and special situations we believe can buck economic and industry trends.
  Our best performing contra-cyclical investments were aerospace component manufacturers and oil and gas exploration and service companies. Both industries are recovering from deep and lengthy down-cycles, which eliminated competition and reduced capacity. Demand is now strong, and there is tremendous pricing flexibility, which has the potential to expand margins and accelerate earnings.
  After a lengthy recession in the aerospace industry, some signs indicate that we are currently in the relatively early stages of what, in our view, could be an enormous commercial aerospace boom fueled by the rapid expansion of airline fleets here and abroad. As small-cap investors, we can't own Boeing, but we can buy small component manufacturers that supply parts to this giant and its arch-rival Airbus. One of our

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
current favorites is Thiokol, which is best known for supplying rocket boosters for the space shuttle, but, through its Huck fasteners business and 49% ownership of Howmet Casting, is also a major supplier to commercial aerospace companies. In our opinion, Thiokol's market position is not adequately reflected in its stock price.
  Due to higher energy prices (as we write, West Texas Crude Oil was priced at around $20.50 per barrel, up from $17.50 from the summer of 1995 and well above the $13.00 per barrel low reached in the 1980's) and new technology that reduces costs, the economics of drilling for oil and natural gas have improved dramatically in the last eighteen months. We expect the economics to remain favorable even if energy prices decline modestly over the next several years. This could result in rising earnings for exploration companies and drilling equipment and service suppliers. We hit a few gushers over the last six months, with Offshore Logistics, Dreco Energy, and Pride Petroleum all making our top performing stock list.
  We hit some dry holes as well. For example, DH Technology, a specialty printer company, ran into inventory problems at the customer level that hurt earnings.
  AptarGroup, a company that makes specialty packaging for the food and pharmaceutical industries, is a good example of our "Steady Eddie" investment strategy. Aptar has had an above market average earnings growth rate. More importantly, because it serves the food and drug industries, earnings have not been dependent on broad-based economic momentum. The market is rewarding large-cap brand-name consumer goods and drug companies with price/earnings multiples well above annual earnings growth rates. We believe little AptarGroup is much more reasonably priced.
  We are proud to have delivered good absolute and relative returns in what has been a challenging small-cap stock market. By avoiding the

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
high priced glamour stocks and focusing on real fundamental values in the small-cap stock universe, we are confident that we have served our shareholders well.

The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus.

The composition, industries and holdings of the portfolio are subject to change. Genesis Trust's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT-OF-FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED,
   FINANCIALLY  SOUND   COMPANIES   TRADING   AT   FUNDAMENTALLY   ATTRACTIVE
   PRICE/EARNINGS MULTIPLES RELATIVE TO THE MARKET AND THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN WHAT THEY BELIEVE ARE HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO TAKE CONSISTENT ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.
  For the six months ended February 28, 1997, the fund advanced 20.21%; versus the Standard & Poor's 500 Index's 22.60% return (see page 5 for the average annual total returns, as of March 31, 1997).
  Over this six-month period, the portfolio's concentration in banking, insurance, credit and finance stocks, including real estate investment trusts, (collectively, 31.5% at the close of the first half of fiscal 1997) generated average returns of approximately 37.0%. Technology investments (our second largest group weighting at 16.8%) also contributed to performance with electronics company holdings gaining 48.9% and computer and office equipment stocks returning 31.6%. Our automotive and auto parts holdings modestly under-performed the market. Returns from our health care investments were mixed.
  As is evidenced by their heavy weighting in the portfolio, we continue to like selected financial stocks. Wall Street seems to believe rising interest rates will disrupt financial companies' earnings progress. That may not be the case. We think financial stocks like CITICORP, Travelers Group, Fannie Mae, and Merrill Lynch, to name just a few of our holdings, have the capacity to grow earnings at an above market average pace, even if interest rates move modestly higher. The stocks still trade at well below market average multiples. That is our definition of value.
  One doesn't generally associate technology stocks with value investing. However, the technology group's volatility actually lends itself to our discipline of buying first rate companies at discounted multiples. In

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
mid-summer 1996, tech stocks got hit hard. The market's overreaction to some modest earnings disappointments gave us the opportunity to buy some seemingly great companies quite cheaply. Seagate Technology, an example of this, was one of our best performing stocks over the past six months. In our view, Seagate is well positioned in the highest growth segment of the computer disk drive market. Prices have firmed, costs have been reduced and sales volume has risen. We had the opportunity to purchase shares at what we viewed as bargain prices. We continually monitor the valuations of all the industry groups and individual stocks in our research universe. When technology stocks are out-of-favor, we consider adding them to the portfolio.
  The media and entertainment and energy groups (collectively, about 8.6% of our portfolio) under-performed over the reporting period. Most of our media and entertainment holdings reported relatively good free cash flow growth -- the best barometer of progress in these businesses -- but it was largely overlooked by investors fixated on net earnings growth. In addition, we think investors have overreacted to energy prices retreating from their 1996 highs. Going forward, we believe energy prices will stabilize around current levels, and energy company earnings could then trend higher.
  Fertilizer company IMC Global and specialty chemical producer Cabot Corp. were among our poorer performing stocks over the last six months as both recorded major earnings disappointments. A weather-induced late start to the planting season hurt IMC's sales and earnings. However, in our judgment, low worldwide grain inventories may indicate better times ahead for the fertilizer industry. Cabot was burdened by weak demand for its core carbon black product and high expenses associated with new specialty chemical product development. Short-term earnings may continue to disappoint. In the long term, however, the company's recently expanded share repurchase program will leverage returns.
  With the  sale of  its  property-casualty unit  and  its acquisition  of  U.S.
Healthcare,  we  believe  Aetna  (currently  our  fourth  largest  holding)  has

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
transformed itself from a relatively slow-growth insurance company to a dominant player in the faster-growing managed health care business. Aetna's goal is now to extend U.S. Healthcare's base from small companies to large corporate customers. The stock has done well, but still trades at a multiple discount to the market.
  In the first half of fiscal 1997, value stocks performed much better than a year ago. However, the market is still favoring high multiple blue-chip growth companies. We don't know how long this will last or when the speculative excesses will be wrung out of the market. We are confident that our portfolio is comprised of quality companies trading at very reasonable fundamental valuations.

The composition, industries and holdings of the portfolio are subject to change. Guardian Trust's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust

   PORTFOLIO  MANAGER MARK GOLDSTEIN EMPLOYS A "GROWTH AT A REASONABLE PRICE"
   (GARP) APPROACH TO  THE EQUITIES MARKET.  HE SEEKS WELL  MANAGED-COMPANIES
   WITH   STRONG   BALANCE  SHEETS,   CONSISTENT  EARNINGS   GROWTH  RECORDS,
   ABOVE-AVERAGE  RETURNS  ON   EQUITY,  HIGH  FREE   CASH  FLOW,  AND   MOST
   IMPORTANTLY, REASONABLE FUNDAMENTAL VALUATIONS. BY SHUNNING "HIGH FLYING" WALL STREET FAVORITES, HE ATTEMPTS TO AVOID ONE OF THE MOST COMMON AND COSTLY INVESTMENT ERRORS -- PAYING TOO MUCH FOR GOOD COMPANIES.
  For the six months ended February 28, 1997, the fund returned 20.61%; compared to the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  During the first half of fiscal 1997, value re-asserted itself. Our portfolio's over-weighting in the financial services and technology industries paid off handsomely. Returns from our investments in retailers and communications companies were less productive.
  Our positions in bank stocks like CITICORP and Wells Fargo had a very positive impact on performance, but the real stars of our show were credit card companies like MBNA and Capital One Financial. We took the opportunity to sell some shares of these stocks to take advantage of their price appreciation. We still believe, however, some of these stocks offer a good value. Why are credit card companies so under-loved? Rising consumer debt and credit card delinquency rates have spooked investors. This is a problem, but, in our opinion, not nearly as big a one as most investors perceive. Revenues have been growing rapidly. Despite heated competition, there has been enough pricing flexibility in the industry to maintain attractive profit margins. Capital One Financial and MBNA are still trading at below market average price/earnings multiples. Ironically, even though most credit card companies were originally sold by or spun-off from bank holding companies, strong free cash flows could make some of them attractive acquisition candidates for banks looking to add cash-generating subsidiaries, as is apparently the case in Banc One's pending acquisition of First USA at 20 times earnings.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

  We have had some disappointments. Poor performance from stocks like Nu-Kote Holding, Coventry, and a handful of others was a direct result of unanticipated earnings shortfalls. Other underperformers like cellular telephone giant Airtouch Communications actually posted relatively good results, but sold off due to concern over prospects for future competition from Personal Communications Services (PCS) operators. We think the market is vastly underestimating the value of Airtouch's extensive foreign operations via partnerships with cellular operators in Germany, Italy, Spain and elsewhere. We believe Airtouch's international operations alone are worth two-thirds of its current stock price and the whole company is trading at about half its true value.
  Recently, we've taken a bite of Lone Star Steakhouse & Saloon, a restaurant chain that has been growing rapidly. We like what's been on the menu, notably 25% profit margins, among the highest in the industry, and about a 40% cash return on investment. Lone Star currently has 205 outlets and plans to expand this number by 20% annually over the next few years. The stock is trading at a price/earnings multiple well below its annual earnings growth rate.
  We have also bought Merrill Lynch, one of the great names in the financial services industry. In our view, Merrill already has what the Morgan Stanley/Dean Witter combination is hoping to create -- a dominant global franchise in the brokerage and asset management businesses. The demographics are in Merrill's favor with the baby boomers in the early stages of their prime earnings/savings/investment years. Over 50% of Merrill's compensation expense, always the largest cost component in this business, is incentive oriented. We believe this is simply a terrific organization in a historically good long-term growth industry, yet it trades at a significant multiple discount to the market.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

  We are pleased with the fund's performance over the last six months, particularly in view of the fact that it was achieved without stretching our guiding philosophy of growth at a reasonable price. We believe by sticking to our fundamental discipline, we can continue to deliver favorable risk adjusted returns.

The composition, industries and holdings of the portfolio are subject to change. Manhattan Trust's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED
   BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN ANGELS" -- STOCKS OF GROWING COMPANIES THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN, RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THEIR GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.
  For the six months ended February 28, 1997, the fund returned 23.55% compared to the Standard & Poor's 500 Index's 22.60% gain (see page 5 for the average annual total returns, as of March 31, 1997).
  We build the portfolio from the ground up, stock by stock, but generally end up over-weighting several industry groups that we believe offer attractive fundamental values. Over the last six months, our focus on the banking, insurance, and technology industries has helped us achieve strong absolute and relative returns. We have been penalized by our limited exposure to drug stocks, a group we like, but one in which we couldn't find many true fundamental bargains.
  Going forward, we continue to favor selected bank stocks. Wells Fargo is a good example. Management has extended the franchise through what, in our opinion, are economically sensible strategic acquisitions. They have found creative low cost methods, including the Internet, to attract new customers. The company has moved to penetrate the small business market in a very targeted fashion. Free cash flow has grown, and management has been using this cash to buy back stock. Despite the stock's excellent performance, Wells Fargo still trades at a significant discount to our appraisal of its economic value.
  We also would like to highlight Capital One Financial. Capital One is one of the largest issuers of Visa and Mastercard credit cards. Despite its solid earnings performance and a history of consistently high return on equity, we believe Capital One still trades below the market average

----------------------------------------------------------------------
          Partners Trust (Cont'd)
price/earnings multiple. Credit cards have continued to gain share as a percentage of personal consumption expenditures, leading to what we perceive as favorable industry growth trends. Furthermore, the company's conservative credit line policy, which includes low average credit lines and balances, should keep charge-offs below industry averages.
  On the other side of the ledger, our investments in deep cyclical industries, such as steel and non-ferrous metals underperfomed the rest of the portfolio. The industries were hurt as investors had anticipated a slowing economy.
  In order to buy quality companies at bargain prices, value managers like ourselves often have to buy during periods of real or perceived crisis. Our goal is to analyze a company's problems to see if there is light at the end of the tunnel. For instance, we recently bought McDonald's. McDonald's stock has been under a lot of pressure due to slower growth in its domestic restaurant business. However, internationally McDonald's has boomed. It is one of the most recognized brand names in the world and international expansion has been the real growth engine for the company -- a factor overlooked by the market.
  The fund's strong performance in the first half of fiscal 1997 reaffirms our faith in the value discipline. We are confident that buying great companies when they are cheap will continue to reward our shareholders.

The composition, industries and holdings of the portfolio are subject to change. Partners Trust's portfolio is invested in a wide array of stocks, and no single holding makes up more than a small fraction of the portfolio's total assets.

Please remember that past performance is not indicative of future results.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                        FOCUS           GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                TRUST            TRUST
                                                    -------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      107,555   $     135,866
      Deferred organization costs (Note A)                      15              15
      Receivable for Trust shares sold                         243             506
                                                    -------------------------------
                                                           107,813         136,387
                                                    -------------------------------
LIABILITIES
      Payable for Trust shares redeemed                        342             209
      Payable to administrator -- net (Note B)                  24              48
      Accrued expenses                                          35              28
                                                    -------------------------------
                                                               401             285
                                                    -------------------------------
NET ASSETS at value                                 $      107,412   $     136,102
                                                    -------------------------------

NET ASSETS consist of:
      Par value                                     $            6   $           8
      Paid-in capital in excess of par value                89,813         115,669
      Accumulated undistributed net investment
        income (loss)                                          (21)           (117)
      Accumulated net realized gains on investment             938             295
      Net unrealized appreciation in value of
        investment                                          16,676          20,247
                                                    -------------------------------
NET ASSETS at value                                 $      107,412   $     136,102
                                                    -------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                          5,956           8,182
                                                    -------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $18.03          $16.63
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                        TRUST            TRUST            TRUST
                                                    ------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $   1,767,445    $      42,550    $     267,185
      Deferred organization costs (Note A)                     14               15               15
      Receivable for Trust shares sold                      2,195               73            1,268
                                                    ------------------------------------------------
                                                        1,769,654           42,638          268,468
                                                    ------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                     2,545              132              152
      Payable to administrator -- net (Note B)                557                5               70
      Accrued expenses                                        125               34               34
                                                    ------------------------------------------------
                                                            3,227              171              256
                                                    ------------------------------------------------
NET ASSETS at value                                 $   1,766,427    $      42,467    $     268,212
                                                    ------------------------------------------------

NET ASSETS consist of:
      Par value                                     $         105    $           3    $          17
      Paid-in capital in excess of par value            1,393,139           32,905          227,285
      Accumulated undistributed net investment
        income (loss)                                        (163)            (107)             148
      Accumulated net realized gains on investment         24,677            2,173            7,182
      Net unrealized appreciation in value of
        investment                                        348,669            7,493           33,580
                                                    ------------------------------------------------
NET ASSETS at value                                 $   1,766,427    $      42,467    $     268,212
                                                    ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       105,192            3,099           16,991
                                                    ------------------------------------------------

NET ASSET VALUE, offering and redemption price per
share                                                      $16.79           $13.70           $15.79
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                        TRUST          TRUST
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $        464   $       513
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                            165           193
      Amortization of deferred organization and
        initial offering expenses (Note A)                     4             4
      Auditing fees                                            3             3
      Custodian fees                                           5             5
      Legal fees                                              11            11
      Registration and filing fees                            21            18
      Shareholder reports                                     22            17
      Shareholder servicing agent fees                        12             9
      Trustees' fees and expenses                             --             1
      Miscellaneous                                            1             1
      Expenses from corresponding Portfolio (Notes
        A & B)                                               222           384
                                                    ---------------------------
        Total expenses                                       466           646
      Deduct -- expenses reimbursed by
        administrator (Note B)                               (67)          (16)
                                                    ---------------------------
        Total net expenses                                   399           630
                                                    ---------------------------
        Net investment income (loss)                          65          (117)
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities             1,187           377
    Net realized loss on option contracts written            (36)           --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                             14,575         8,701
                                                    ---------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                              15,726         9,078
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $     15,791   $     8,961
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

                                                      GUARDIAN         MANHATTAN         PARTNERS
                                                       TRUST             TRUST             TRUST
                                                    ------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    10,599      $         130     $      1,329
                                                    ------------------------------------------------
    Expenses:
      Administration fee (Note B)                         3,098                 86              359
      Amortization of deferred organization and
        initial offering expenses (Note A)                    5                  4                4
      Auditing fees                                           2                  4                2
      Custodian fees                                          5                  5                5
      Legal fees                                             14                 11               11
      Registration and filing fees                          109                 13               33
      Shareholder reports                                   125                 19               26
      Shareholder servicing agent fees                       13                 10                9
      Trustees' fees and expenses                             9                  1                1
      Miscellaneous                                           7                 --                1
      Expenses from corresponding Portfolio (Notes
        A & B)                                            3,555                128              443
                                                    ------------------------------------------------
        Total expenses                                    6,942                281              894
      Deduct -- expenses reimbursed by
        administrator (Note B)                               --                (44)             (72)
                                                    ------------------------------------------------
        Total net expenses                                6,942                237              822
                                                    ------------------------------------------------
        Net investment income (loss)                      3,657               (107)             507
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities           26,193              3,412            8,593
    Net realized loss on option contracts written          (662)                --               --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                           250,381              4,943           25,854
                                                    ------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                            275,912              8,355           34,447
                                                    ------------------------------------------------
        Net increase in net assets resulting from
          operations                                $   279,569      $       8,248     $     34,954
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                   FOCUS TRUST                    GENESIS TRUST
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1997         August 31,         1997         August 31,
(000'S OMITTED)                            (UNAUDITED)        1996         (UNAUDITED)        1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         65    $        230    $       (117)   $       (104)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         1,151            (313)            377           1,183
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)          14,575             488           8,701           6,518
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          15,791             405           8,961           7,597
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (289)            (33)             --              --
    Net realized gain on investments                --            (133)           (846)           (822)
                                          -------------------------------------------------------------
    Total distributions to shareholders           (289)           (166)           (846)           (822)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   58,758          59,911          75,527          30,213
    Proceeds from reinvestment of
      dividends and distributions                  289             161             846             822
    Payments for shares redeemed               (22,750)        (19,169)        (13,622)         (3,211)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                        36,297          40,903          62,751          27,824
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           51,799          41,142          70,866          34,599
NET ASSETS:
    Beginning of period                         55,613          14,471          65,236          30,637
                                          -------------------------------------------------------------
    End of period                         $    107,412    $     55,613    $    136,102    $     65,236
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $        (21)   $        203    $       (117)   $         --
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         3,521           4,038           4,597           2,095
    Issued on reinvestment of dividends
      and distributions                             17              11              51              64
    Redeemed                                    (1,332)         (1,303)           (819)           (227)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                2,206           2,746           3,829           1,932
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                                                                            PARTNERS
                                                 GUARDIAN TRUST                  MANHATTAN TRUST              TRUST
                                           Six Months                      Six Months                      Six Months
                                              Ended           Year            Ended           Year            Ended
                                          February 28,        Ended       February 28,        Ended       February 28,
                                              1997         August 31,         1997         August 31,         1997
                                           (UNAUDITED)        1996         (UNAUDITED)        1996         (UNAUDITED)
                                          -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      3,657    $      13,233   $       (107)   $       (172)   $        507
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        25,531           24,032          3,412           1,705           8,593
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)         250,381            8,398          4,943          (3,356)         25,854
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         279,569           45,663          8,248          (1,823)         34,954
                                          -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (7,800)          (9,999)            --              --            (962)
    Net realized gain on investments           (22,820)         (10,557)        (2,874)         (1,370)         (7,693)
                                          -----------------------------------------------------------------------------
    Total distributions to shareholders        (30,620)         (20,556)        (2,874)         (1,370)         (8,655)
                                          -----------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  321,151          854,807          7,284          24,466         123,321
    Proceeds from reinvestment of
      dividends and distributions               30,615           20,520          2,874           1,370           8,113
    Payments for shares redeemed              (174,376)        (243,412)       (21,263)        (10,026)        (17,972)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       177,390          631,915        (11,105)         15,810         113,462
                                          -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          426,339          657,022         (5,731)         12,617         139,761
NET ASSETS:
    Beginning of period                      1,340,088          683,066         48,198          35,581         128,451
                                          -----------------------------------------------------------------------------
    End of period                         $  1,766,427    $   1,340,088   $     42,467    $     48,198    $    268,212
                                          -----------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $       (163)   $       3,980   $       (107)   $         --    $        148
                                          -----------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        20,162           60,492            544           1,900           8,048
    Issued on reinvestment of dividends
      and distributions                          1,928            1,469            226             110             538
    Redeemed                                   (11,028)         (17,232)        (1,627)           (792)         (1,187)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               11,062           44,729           (857)          1,218           7,399
                                          -----------------------------------------------------------------------------


                                              Year
                                              Ended
                                           August 31,
                                              1996

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)          $        726
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         7,827
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)             212

    Net increase (decrease) in net
      assets resulting from operations           8,765

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (364)
    Net realized gain on investments            (4,629)

    Total distributions to shareholders         (4,993)

FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   75,478
    Proceeds from reinvestment of
      dividends and distributions                4,893
    Payments for shares redeemed               (17,026)

    Net increase (decrease) from Trust
      share transactions                        63,345

NET INCREASE (DECREASE) IN NET ASSETS           67,117
NET ASSETS:
    Beginning of period                         61,334

    End of period                         $    128,451

    Accumulated undistributed net
      investment income (loss) at end of
      period                              $        603

NUMBER OF TRUST SHARES:
    Sold                                         5,647
    Issued on reinvestment of dividends
      and distributions                            394
    Redeemed                                    (1,287)

    Net increase (decrease) in shares
      outstanding                                4,754


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Trust ("Focus"), Neuberger&Berman Genesis Trust ("Genesis"), Neuberger&Berman Guardian Trust ("Guardian"), Neuberger&Berman Manhattan Trust ("Manhattan"), and Neuberger&Berman Partners Trust ("Partners") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (8.03%, 26.59%, 23.42%, 7.32%, and 9.97%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at February 28, 1997). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued by Equity Managers Trust as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($169,636 expiring in 2004, for Focus, determined as of August 31, 1996), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by that Fund on a straight-line basis over a five-year period. At February 28, 1997, the unamortized balance of such expenses amounted to $14,625, $14,517, $13,879, $14,624, and $14,626, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of August 3, 1993. Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each

Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. The most restrictive expense limitation applicable during the six months ended February 28, 1997, to which each Fund was subject, was 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of any state expense limitation was required for the six months ended February 28, 1997. Currently, there are no state expense limitations applicable to any Fund.
   Management has voluntarily undertaken (subject to termination upon 60 days' prior written notice), to reimburse each Fund for its Operating Expenses which, in the aggregate, exceed by more than .10% the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. For the six months ended February 28, 1997, expenses (net of reimbursement) incurred by each Fund amounted to .97%, 1.31%, .90%, 1.10%, and
 .92%, of average daily net assets on an annualized basis for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $63, $1,086, $357, and $69 for Focus, Genesis, Guardian, and Partners, respectively, which is less than .01% of each Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1997, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
-------------------------------------------------------------------------------
FOCUS                                            $  51,628,802     $14,207,132
GENESIS                                             65,591,319       4,118,290
GUARDIAN                                           193,705,836      43,829,954
MANHATTAN                                            4,257,365      20,278,005
PARTNERS                                           107,467,786       4,128,001

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                            Period
                                                                                             from
                                              Six                                           August
                                            Months                                            30,
                                             Ended                                          1993(2)
                                            February                                          to
                                            28,                                             August
                                             1997            Year Ended August 31,            31,
                                            (UNAUDITED)  1996        1995        1994        1993
                                            -------------------------------------------------------
Net Asset Value, Beginning of Period        $14.83      $ 14.41     $ 11.36     $ 10.03     $10.00
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .00          .06         .05         .05         --
    Net Gains or Losses on Securities
     (both realized and unrealized)           3.26          .46        3.05        1.31        .03
                                            -------------------------------------------------------
      Total From Investment Operations        3.26          .52        3.10        1.36        .03
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.06)        (.02)       (.05)       (.02)        --
    Distributions (from capital gains)          --         (.08)         --        (.01)        --
                                            -------------------------------------------------------
      Total Distributions                     (.06)        (.10)       (.05)       (.03)        --
                                            -------------------------------------------------------
Net Asset Value, End of Period              $18.03      $ 14.83     $ 14.41     $ 11.36     $10.03
                                            -------------------------------------------------------
Total Return(3)                             +22.01%(4)    +3.62%     +27.44%     +13.58%     +0.30%(4)
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $107.4      $  55.6     $  14.5     $   1.6     $   --
                                            -------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets(5)                                 .97%(6)      .99%        .96%        .85%       .92%(6)
                                            -------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(5)                     .16%(6)      .63%        .67%        .92%       .05%(6)
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                            Period
                                                                                             from
                                              Six                                           August
                                            Months                                            26,
                                             Ended                                          1993(2)
                                            February                                          to
                                            28,                                             August
                                             1997            Year Ended August 31,            31,
                                            (UNAUDITED)  1996        1995        1994        1993
                                            -------------------------------------------------------
Net Asset Value, Beginning of Period        $14.99      $ 12.65     $ 10.59     $ 10.05     $10.00
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.01)        (.02)       (.01)       (.01)        --
    Net Gains or Losses on Securities
     (both realized and unrealized)           1.79         2.68        2.08         .56        .05
                                            -------------------------------------------------------
      Total From Investment Operations        1.78         2.66        2.07         .55        .05
                                            -------------------------------------------------------
Less Distributions
    Distributions (from capital gains)        (.14)        (.32)       (.01)       (.01)        --
                                            -------------------------------------------------------
Net Asset Value, End of Period              $16.63      $ 14.99     $ 12.65     $ 10.59     $10.05
                                            -------------------------------------------------------
Total Return(3)                             +11.88%(4)   +21.44%     +19.51%      +5.47%     +0.50%(4)
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $136.1      $  65.2     $  30.6     $   3.1     $   --
                                            -------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets(5)                                1.31%(6)     1.38%       1.42%       1.36%      1.51%(6)
                                            -------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets(5)          (.24%)(6)    (.27%)      (.24%)      (.21%)     (.44%)(6)
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                              Period
                                                                                               from
                                              Six                                             August
                                             Months                                             3,
                                             Ended                                            1993(2)
                                            February                                            to
                                              28,                                             August
                                              1997            Year Ended August 31,             31,
                                            (UNAUDITED)    1996        1995        1994        1993
                                            ---------------------------------------------------------
Net Asset Value, Beginning of Period        $ 14.24      $  13.83     $ 11.27     $ 10.27     $10.00
                                            ---------------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .04           .16         .13         .09         --
    Net Gains or Losses on Securities
     (both realized and unrealized)            2.82           .55        2.55         .99        .27
                                            ---------------------------------------------------------
      Total From Investment Operations         2.86           .71        2.68        1.08        .27
                                            ---------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.08)         (.14)       (.12)       (.07)        --
    Distributions (from capital gains)         (.23)         (.16)         --        (.01)        --
                                            ---------------------------------------------------------
      Total Distributions                      (.31)         (.30)       (.12)       (.08)        --
                                            ---------------------------------------------------------
Net Asset Value, End of Period              $ 16.79      $  14.24     $ 13.83     $ 11.27     $10.27
                                            ---------------------------------------------------------
Total Return(3)                              +20.21%(4)     +5.19%     +24.01%     +10.57%     +2.70%(4)
                                            ---------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $1,766.4     $1,340.1     $ 683.1     $  75.8     $   --
                                            ---------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets                                     .90%(6)       .92%(5)     .90%(5)     .80%(5)    .81%(5)(6)
                                            ---------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .47%(6)      1.26%(5)    1.35%(5)    1.50%(5)   1.00%(5)(6)
                                            ---------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                            Period
                                                                                             from
                                              Six                                           August
                                            Months                                            30,
                                             Ended                                          1993(2)
                                            February                                          to
                                            28,                                             August
                                             1997            Year Ended August 31,            31,
                                            (UNAUDITED)  1996        1995        1994        1993
                                            -------------------------------------------------------
Net Asset Value, Beginning of Period        $12.18      $ 12.99     $ 10.37     $ 10.01     $10.00
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.03)        (.04)         --         .01         --
    Net Gains or Losses on Securities
     (both realized and unrealized)           2.47         (.34)       2.67         .36        .01
                                            -------------------------------------------------------
      Total From Investment Operations        2.44         (.38)       2.67         .37        .01
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --           --        (.01)       (.01)        --
    Distributions (from capital gains)        (.92)        (.43)       (.04)         --         --
                                            -------------------------------------------------------
      Total Distributions                     (.92)        (.43)       (.05)       (.01)        --
                                            -------------------------------------------------------
Net Asset Value, End of Period              $13.70      $ 12.18     $ 12.99     $ 10.37     $10.01
                                            -------------------------------------------------------
Total Return(3)                             +20.61%(4)    -2.98%     +25.90%      +3.70%     +0.10%(4)
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $ 42.5      $  48.2     $  35.6     $  12.1     $   --
                                            -------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets(5)                                1.10%(6)     1.08%       1.06%        .96%      1.04%(6)
                                            -------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets(5)          (.50%)(6)    (.38%)      (.03%)       .16%      5.48%(6)
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                            Period
                                                                                             from
                                              Six                                           August
                                            Months                                            30,
                                             Ended                                          1993(2)
                                            February                                          to
                                            28,                                             August
                                             1997            Year Ended August 31,            31,
                                            (UNAUDITED)  1996        1995        1994        1993
                                            -------------------------------------------------------
Net Asset Value, Beginning of Period        $13.39      $ 12.68     $ 10.54     $ 10.01     $10.00
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .03          .08         .05         .03         --
    Net Gains or Losses on Securities
     (both realized and unrealized)           3.09         1.59        2.19         .53        .01
                                            -------------------------------------------------------
      Total From Investment Operations        3.12         1.67        2.24         .56        .01
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.08)        (.07)       (.02)       (.01)        --
    Distributions (from capital gains)        (.64)        (.89)       (.08)       (.02)        --
                                            -------------------------------------------------------
      Total Distributions                     (.72)        (.96)       (.10)       (.03)        --
                                            -------------------------------------------------------
Net Asset Value, End of Period              $15.79      $ 13.39     $ 12.68     $ 10.54     $10.01
                                            -------------------------------------------------------
Total Return(3)                             +23.55%(4)   +13.76%     +21.52%      +5.61%     +0.10%(4)
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $268.2      $ 128.5     $  61.3     $   4.7     $   --
                                            -------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets(5)                                 .92%(6)      .94%        .92%        .81%       .84%(6)
                                            -------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(5)                     .56%(6)      .84%        .81%        .47%      2.65%(6)
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Trust
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Trust.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if Management had not waived a portion of the management fee.
4) Not annualized.
5) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                                         Period
                                                                                         from
                                                                                         August
                                                  Six                                     30,
                                                 Months                                  1993
                                                 Ended                                    to
                                                 February                                August
                                                 28,         Year Ended August 31,       31,
FOCUS                                            1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
Expenses                                         1.13%     1.27%     2.50%     2.50%     2.50%
                                                 ---------------------------------------------
Net Investment Income (Loss)                     .00%       .35%     (.87%)    (.73%)    (1.53%)
                                                 ---------------------------------------------

                                                                             Period
                                                                             from
                                                                             August
                                                                              3,
                                                                             1993
                                                                              to
                                                                             August
                                                  Year Ended August 31,      31,
GUARDIAN                                         1996    1995      1994      1993
----------------------------------------------------------------------------------
Expenses                                         .92%     .96%     1.52%     2.50%
                                                 ---------------------------------
Net Investment Income (Loss)                     1.26%   1.29%      .78%     (.69%)
                                                 ---------------------------------

                                                                                         Period
                                                                                         from
                                                                                         August
                                                  Six                                     30,
                                                 Months                                  1993
                                                 Ended                                    to
                                                 February                                August
                                                 28,         Year Ended August 31,       31,
MANHATTAN                                        1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
Expenses                                         1.31%     1.25%     1.46%     2.50%     2.50%
                                                 ---------------------------------------------
Net Investment Income (Loss)                     (.71%)    (.55%)    (.43%)    (1.38%)   4.02%
                                                 ---------------------------------------------

                                                                                         Period
                                                                                         from
                                                                                         August
                                                  Six                                     30,
                                                 Months                                  1993
                                                 Ended                                    to
                                                 February                                August
                                                 28,         Year Ended August 31,       31,
PARTNERS                                         1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
Expenses                                         1.00%     1.06%     1.24%     2.50%     2.50%
                                                 ---------------------------------------------
Net Investment Income (Loss)                     .48%       .72%      .49%     (1.22%)   .99%
                                                 ---------------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and the waiver of a portion of the management fee as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                                         Period
                                                                                         from
                                                                                         August
                                                  Six                                     26,
                                                 Months                                  1993
                                                 Ended                                    to
                                                 February                                August
                                                 28,         Year Ended August 31,       31,
GENESIS                                          1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------
Expenses                                         1.44%     1.65%     1.78%     2.50%     2.50%
                                                 ---------------------------------------------
Net Investment Loss                              (.37%)    (.54%)    (.60%)    (1.35%)   (1.43%)
                                                 ---------------------------------------------

6) Annualized.

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        4.1%
 2.  General Motors                                  3.8%
 3.  Compaq Computer                                 3.6%
 4.  Travelers Group                                 3.3%
 5.  Aetna Inc.                                      3.2%
 6.  Chrysler Corp.                                  3.2%
 7.  Neiman-Marcus Group                             3.1%
 8.  Fannie Mae                                      3.0%
 9.  Wellpoint Health Networks                       2.8%
10.  First USA                                       2.8%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (99.1%)
AUTOMOTIVE (10.5%)
   445,900  Cabot Corp.                     $    10,479
 1,246,000  Chrysler Corp.                       42,208
   723,000  Exide Corp.                          14,189
   880,000  General Motors                       50,930
   675,920  LucasVarity PLC ADR                  22,136
                                            ------------
                                                139,942
                                            ------------
FINANCIAL SERVICES (37.6%)
   472,800  ACE Ltd.                             30,732
   655,000  ADVANTA Corp. Class B                26,282
   365,200  Bank of Boston                       27,527
   735,000  Capital One Financial                29,216
   475,000  CITICORP                             55,456
 1,100,000  Countrywide Credit Industries        32,037
   525,000  Dean Witter, Discover                20,147
   285,000  EXEL Ltd.                            12,576
 1,260,000  Federal Home Loan Mortgage           37,485

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   992,000  Fannie Mae                       $   39,680
   780,500  First USA                            37,952
   232,200  ITT Hartford Group                   17,415
   285,000  Merrill Lynch                        27,360
   495,000  PartnerRe Ltd.                       16,335
   253,800  St. Paul Cos.                        17,131
   820,000  Travelers Group                      43,973
   105,000  Wells Fargo                          31,946
                                            ------------
                                                503,250
                                            ------------
HEALTH CARE (13.9%)
   517,000  Aetna Inc.                           42,846
   390,000  Coventry Corp.                        2,852
   802,000  Foundation Health                    30,276
   590,000  Health Systems International         17,331
   220,000  Mid Atlantic Medical Services         3,245
    25,200  PacifiCare Health Systems
             Class A                              2,016
   183,700  PacifiCare Health Systems
             Class B                             15,385
   691,000  Sierra Health Services               18,225
   326,300  United Healthcare                    16,274
   888,000  Wellpoint Health Networks            38,073
                                            ------------
                                                186,523
                                            ------------
HEAVY INDUSTRY (10.4%)
 1,030,000  AGCO Corp.                           29,226
   230,700  Cleveland-Cliffs                      9,920
   640,000  DT Industries                        18,880 (2)
   450,100  Harnischfeger Industries             19,748
   367,200  IMC Global                           12,806
 1,013,600  Rollins Truck Leasing                14,191
   804,600  UCAR International                   34,598
                                            ------------
                                                139,369
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
MEDIA & ENTERTAINMENT (2.5%)
   620,000  Cabletron Systems               $    18,600
   310,000  Harcourt General                     14,609
    63,900  Scandinavian Broadcasting
             System                                 855
                                            ------------
                                                 34,064
                                            ------------
RETAIL (9.1%)
   300,000  Barnes & Noble                        9,900
   240,000  Dillard Department Stores             7,230
 1,850,000  Furniture Brands International       27,288
   860,000  Intimate Brands                      16,770
 1,565,000  Neiman-Marcus Group                  42,059
   429,800  Payless ShoeSource                   18,481
                                            ------------
                                                121,728
                                            ------------
TECHNOLOGY (13.8%)
   410,000  3Com Corp.                           13,575
   350,000  Applied Materials                    17,719
   338,000  Arrow Electronics                    18,970
   590,000  Atmel Corp.                          22,051
   600,000  Compaq Computer                      47,550 (3)
   293,000  Komag, Inc.                           8,790
   650,000  Seagate Technology                   30,713
   385,000  Silicon Valley Group                  8,229
   222,500  Texas Instruments                    17,160
                                            ------------
                                                184,757
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------

TRANSPORTATION (1.3%)
   629,400  Continental Airlines Class B    $    18,017
                                            ------------
            TOTAL COMMON STOCKS (COST
             $910,278)                        1,327,650
                                            ------------

Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.4%)
$46,055,000 U.S. Treasury Bills, 4.85% -
             4.935%, due 3/27/97 - 4/24/97
              (COST $45,825)                     45,835
                                            ------------
SHORT-TERM CORPORATE NOTES (0.8%)
10,370,000  General Electric Capital
             Corp., 5.22%, due 3/3/97
             (COST $10,370)                      10,370 (4)
                                            ------------
            TOTAL INVESTMENTS (103.3%)
             (COST $966,473)                  1,383,855 (5)
            Liabilities, less cash,
             receivables and other assets
             [(3.3%)]                           (44,573 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 1,339,282
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   3.2%
 2.  BMC Industries                                  2.7%
 3.  Texas Industries                                2.4%
 4.  Bank United                                     2.1%
 5.  Dallas Semiconductor                            2.0%
 6.  Pride Petroleum Services                        1.9%
 7.  AAR Corp.                                       1.8%
 8.  AptarGroup Inc.                                 1.7%
 9.  Glendale Federal Bank                           1.5%
10.  Richfood Holdings                               1.5%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.3%)
AEROSPACE (9.7%)
   368,800  AAR Corp.                       $     9,404
   663,800  Aviall Inc.                           7,385
   154,700  BE Aerospace                          3,751
   128,100  DONCASTERS PLC ADR                    2,546
   199,900  Ducommun Inc.                         4,798
    79,300  Moog, Inc. Class A                    1,883
   207,000  Orbital Sciences                      3,571
   290,700  Thiokol Corp.                        16,207
                                            -------------
                                                 49,545
                                            -------------
AGRICULTURE (0.5%)
    68,149  Delta & Pine Land                     2,530
                                            -------------
AUTOMOTIVE (1.9%)
   118,400  Donaldson Co.                         3,981
    67,800  Monaco Coach                          1,356
   115,900  Tower Automotive                      4,448
                                            -------------
                                                  9,785
                                            -------------
BANKING & FINANCIAL (14.4%)
   321,500  Bank United                          10,529
    76,150  Charter One Financial                 3,627
   180,000  Cullen/Frost Bankers                  6,424

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   174,600  Dime Community Bancorp            $   3,230
   156,700  First Commerce                        6,503
   290,400  Glendale Federal Bank                 7,732
    65,000  Long Island Bancorp                   2,381
   104,700  Ocean Financial                       3,180
    65,377  ONBANCorp, Inc.                       2,917
    95,000  Peoples Heritage Financial
             Group                                2,981
    46,300  Queens County Bancorp                 2,627
   182,600  Reliance Bancorp                      4,063
    55,200  Roslyn Bancorp                          862
   423,450  Sterling Bancshares                   6,352
   105,200  Texas Regional Bancshares             3,432
   170,900  Webster Financial                     6,708
                                            -------------
                                                 73,548
                                            -------------
BUILDING, CONSTRUCTION & FURNISHINGS (4.3%)
   367,200  Apogee Enterprises                    7,298
    73,000  Lincoln Electric Class A              2,391
   208,700  Texas Industries                     12,157
                                            -------------
                                                 21,846
                                            -------------
CHEMICALS (1.7%)
   214,300  Lawter International                  2,491
   232,000  Lilly Industries                      4,495
    78,300  McWhorter Technologies                1,684
                                            -------------
                                                  8,670
                                            -------------
COMMUNICATIONS (1.0%)
   170,300  Black Box                             5,152
                                            -------------
CONSUMER PRODUCTS & SERVICES (6.3%)
    92,000  Alltrista Corp.                       1,955
   120,073  Block Drug                            5,584
   123,800  Bush Boake Allen                      3,111
   133,500  Coachmen Industries                   2,703
   137,000  First Brands                          3,408
    24,000  Marcus Corp.                            522
   392,800  Prime Hospitality                     6,481

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   351,100  Richfood Holdings                 $   7,417
    75,000  The First Years                       1,256
                                            -------------
                                                 32,437
                                            -------------
DIAGNOSTIC EQUIPMENT (0.7%)
   172,700  ADAC Laboratories                     3,670
                                            -------------
ELECTRONICS (6.1%)
   224,800  Continental Circuits                  3,007
   401,700  Dallas Semiconductor                 10,444
    70,500  Fusion Systems                        1,921
   160,200  Kent Electronics                      4,406
    70,000  Nu Horizons                             647
   326,800  Pioneer Standard Electronics          4,575
   119,000  SCI Systems                           6,367
                                            -------------
                                                 31,367
                                            -------------
ENERGY (4.8%)
   164,700  Apache Corp.                          5,332
   127,300  Aquila Gas Pipeline                   1,671
   182,500  Cairn Energy USA                      1,779
   623,000  Coho Energy                           4,906
    81,200  Cross Timbers Oil                     2,192
    54,200  Flores & Rucks                        2,439
   243,800  Offshore Energy Development           2,987
   409,600  Unit Corp.                            3,226
                                            -------------
                                                 24,532
                                            -------------
ENTERTAINMENT (0.1%)
   115,575  Casino Data Systems                     664
                                            -------------
HEALTH CARE (3.9%)
   123,100  Ballard Medical Products              2,416
   101,600  EmCare Holdings                       2,794
   195,100  Kinetic Concepts                      2,902
    88,100  Patterson Dental                      2,995
    91,900  Sofamor Danek Group                   3,642
   151,200  Universal Health Services
             Class B                              5,160
                                            -------------
                                                 19,909
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS & SERVICES (11.7%)
   115,000  Alamo Group                     $     1,768
   481,800  BMC Industries                       13,792
    96,500  Dionex Corp.                          4,342
   108,000  Hexcel Corp.                          2,079
   142,850  Holophane Corp.                       3,089
    85,600  Kaydon Corp.                          3,702
   134,100  Libbey Inc.                           4,023
   191,700  NN Ball & Roller                      2,157
   202,400  Peak Technologies Group               2,176
   107,000  Pentair, Inc.                         3,357
    40,000  Roper Industries                      1,610
   139,900  SOS Staffing Services                 1,731
   149,800  W.H. Brady                            3,988
    94,200  Wallace Computer Services             3,191
   168,100  Wolverine Tube                        6,178
   155,750  Woodhead Industries                   2,414
                                            -------------
                                                 59,597
                                            -------------
INSURANCE (1.5%)
    37,900  American Heritage Life                  986
   165,300  FBL Financial Group                   3,843
     2,600  MMI Cos.                                 59
    40,000  Orion Capital                         2,560
                                            -------------
                                                  7,448
                                            -------------
MACHINERY & EQUIPMENT (1.4%)
    59,000  Allied Products                       1,725
   199,800  Stewart & Stevenson Services          5,220
                                            -------------
                                                  6,945
                                            -------------
METALS (0.3%)
    92,800  Commonwealth Aluminum                 1,670
                                            -------------
OFFICE EQUIPMENT (0.8%)
   261,600  DH Technology                         4,382
                                            -------------
OIL SERVICES (13.1%)
    50,300  Cliffs Drilling                       2,333
   138,800  Dawson Production Services            1,613

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   185,400  Dreco Energy Services             $   6,628
   153,900  Drilex International                  1,751
   161,000  Falcon Drilling                       5,454
   116,700  Global Industries                     2,130
    88,500  Hvide Marine                          1,836
   373,200  Nabors Industries                     5,738
   183,800  National-Oilwell                      5,652
   409,900  Oceaneering International             6,507
   311,400  Offshore Logistics                    5,683
   587,000  Pride Petroleum Services              9,832
   104,700  Production Operators                  5,117
   127,400  Smith International                   5,176
   105,100  Tuboscope VETCO                       1,366
                                            -------------
                                                 66,816
                                            -------------
PACKING & CONTAINERS (1.7%)
   214,200  AptarGroup Inc.                       8,514
                                            -------------
PUBLISHING & BROADCASTING (1.6%)
    86,000  Central Newspapers                    3,956
    87,500  McClatchy Newspapers                  2,089
    45,666  Pulitzer Publishing                   2,198
                                            -------------
                                                  8,243
                                            -------------
RECREATIONAL EQUIPMENT (0.1%)
    23,000  RockShox, Inc.                          385
                                            -------------
RETAILING (0.7%)
    90,000  99 Cents Only Stores                  1,620
   119,000  Schultz Sav-O Stores                  1,889
                                            -------------
                                                  3,509
                                            -------------
TECHNOLOGY (5.9%)
    43,800  Analysts International                1,183
   527,600  Auspex Systems                        6,133
   474,100  Borland International                 3,852
   192,600  CACI International                    3,250
   121,900  Computer Data Systems                 3,627
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
    84,400  Logicon, Inc.                     $   3,186
   131,300  Methode Electronics Class A           2,084
   250,000  Reynolds & Reynolds                   7,000
                                            -------------
                                                 30,315
                                            -------------
TEXTILES & APPAREL (0.5%)
    66,000  St. John Knits                        2,706
                                            -------------
TRANSPORTATION, SHIPPING & FREIGHT (0.6%)
    52,250  Air Express International             1,620
   213,600  Maritrans Inc.                        1,308
                                            -------------
                                                  2,928
                                            -------------
            TOTAL COMMON STOCKS (COST
             $393,287)                          487,113
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.6%)
$18,385,000 U.S. Treasury Bills, 4.91% -
             4.975%, due 3/13/97 - 4/3/97
              (COST $18,304)                     18,309
                                            -------------
CORPORATE COMMERCIAL PAPER (0.2%)
 1,150,000  General Electric Capital
             Corp., 5.22%, due 3/3/97
             (COST $1,150)                        1,150  (4)
                                            -------------
            TOTAL INVESTMENTS (99.1%)
             (COST $412,741)                    506,572  (5)
            Cash, receivables and other
             assets, less liabilities
             (0.9%)                               4,348
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   510,920
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  3.2%
 2.  First USA                                       2.8%
 3.  CITICORP                                        2.8%
 4.  Aetna Inc.                                      2.7%
 5.  Chrysler Corp.                                  2.7%
 6.  Compaq Computer                                 2.4%
 7.  Foundation Health                               2.3%
 8.  Fannie Mae                                      2.2%
 9.  Merrill Lynch                                   2.0%
10.  Travelers Group                                 1.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (97.0%)
AGRICULTURE (3.0%)
  3,093,500  AGCO Corp.                      $    87,778
  3,960,000  IMC Global                          138,105
                                             ------------
                                                 225,883
                                             ------------
AUTOMOTIVE (10.7%)
  2,541,400  Cabot Corp.                          59,723
  6,000,000  Chrysler Corp.                      203,250
  4,852,400  Coltec Industries                    88,556 (2)
  4,201,500  General Motors                      243,162
  3,852,486  LucasVarity PLC ADR                 126,169
    883,500  Magna International Class A          46,384
  1,587,697  Mark IV Industries                   36,914
                                             ------------
                                                 804,158
                                             ------------
BANKING (6.9%)
  1,554,600  Bank of Boston                      117,178
  1,820,000  CITICORP                            212,485
    504,000  First Tennessee National             23,562

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    720,000  Signet Banking                   $   22,860
    470,000  Wells Fargo                         142,997
                                             ------------
                                                 519,082
                                             ------------
DRUGS (0.6%)
    480,000  Zeneca Group ADR                     42,240
                                             ------------
ELECTRONICS (1.9%)
  2,210,000  Atmel Corp.                          82,599
  2,200,000  Teradyne, Inc.                       59,950
                                             ------------
                                                 142,549
                                             ------------
ENERGY (4.2%)
  3,028,500  Chesapeake Energy                    62,841
  2,062,500  Enron Oil & Gas                      41,766
     61,000  Norsk Hydro ADR                       3,050
  2,297,414  Union Pacific Resources Group        55,999
  1,670,000  Unocal Corp.                         64,504
  1,617,500  Vastar Resources                     46,908
  1,702,000  Zeigler Coal Holding                 43,188 (2)
                                             ------------
                                                 318,256
                                             ------------
FINANCIAL SERVICES (16.9%)
     30,000  ADVANTA Corp. Class A                 1,241
  3,400,000  ADVANTA Corp. Class B               136,425 (2)
    216,485  Alleghany Corp.                      46,192
  2,644,500  Capital One Financial               105,119
  4,800,000  Countrywide Credit Industries       139,800
  2,900,000  Dean Witter, Discover               111,288
  3,100,000  Federal Home Loan Mortgage           92,225
  4,080,000  Fannie Mae                          163,200
  4,388,600  First USA                           213,396
  1,121,475  MBNA Corp.                           35,887
  1,600,000  Merrill Lynch                       153,600
    390,000  MGIC Investment                      30,664

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    510,000  Security Capital Industrial
              Trust                           $   11,220
  1,040,000  Spieker Properties                   37,830
                                             ------------
                                               1,278,087
                                             ------------
FOOD PRODUCTS (1.0%)
  3,335,700  IBP, Inc.                            77,555
                                             ------------
FOREST PRODUCTS & PAPER (2.8%)
  1,105,000  Champion International               48,758
  1,200,000  Fort Howard                          35,700
    470,200  Mead Corp.                           27,389
    717,400  Temple-Inland                        39,547
    101,400  Union Camp                            4,892
    907,000  Willamette Industries                58,048
                                             ------------
                                                 214,334
                                             ------------
HEALTH CARE (6.2%)
  4,580,000  Foundation Health                   172,895 (2)
  1,875,000  Health Systems International         55,078
  4,140,400  Humana Inc.                          81,255
  1,901,800  Mid Atlantic Medical Services        28,052
     85,842  PacifiCare Health Systems
              Class A                              6,867
    357,790  PacifiCare Health Systems
              Class B                             29,965
  2,126,396  Wellpoint Health Networks            91,169
                                             ------------
                                                 465,281
                                             ------------
HEAVY INDUSTRY (2.5%)
  1,080,000  Aluminum Co. of America              76,950
  2,671,900  UCAR International                  114,892 (2)
                                             ------------
                                                 191,842
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
INDUSTRIAL GOODS & SERVICES (2.6%)
  1,655,200  American Standard               $    74,484
    763,800  Phelps Dodge                         54,612
  2,002,500  USG Corp.                            70,588
                                             ------------
                                                 199,684
                                             ------------
INSURANCE (7.1%)
  2,500,000  Aetna Inc.                          207,188
    507,500  American International Group         61,407
    508,600  Chubb Corp.                          29,817
    691,600  ITT Hartford Group                   51,870
    300,000  St. Paul Cos.                        20,250
    263,500  Transatlantic Holdings               22,233
  2,726,666  Travelers Group                     146,217
                                             ------------
                                                 538,982
                                             ------------
MEDIA & ENTERTAINMENT (4.4%)
  1,100,000  Comcast Corp. Class A                19,181
  2,700,000  Comcast Corp. Class A Special        48,262
  1,550,000  Harcourt General                     73,044
    710,000  Jones Intercable Inc. Class A         6,834
  1,700,000  Time Warner                          69,700
    280,000  United International Holdings         2,870
  1,300,000  Viacom Inc. Class B                  45,825
  1,405,000  Vodafone Group ADR                   66,738
                                             ------------
                                                 332,454
                                             ------------
PACKAGING & CONTAINERS (0.9%)
  2,668,700  Owens-Illinois                       64,382
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
  1,405,000  CWM Mortgage Holdings           $    32,491
    430,400  Hospitality Properties Trust         13,934 (2)
                                             ------------
                                                  46,425
                                             ------------
RETAIL (1.8%)
    885,000  Barnes & Noble                       29,205
  1,906,500  Fingerhut Cos.                       27,883 (2)
  2,860,000  Wal-Mart Stores                      75,432
                                             ------------
                                                 132,520
                                             ------------
TECHNOLOGY (16.8%)
  2,411,800  3Com Corp.                           79,853
  1,550,000  Applied Materials                    78,469
  1,475,000  Arrow Electronics                    82,784
  1,367,500  Avnet, Inc.                          85,469
  2,864,500  Cabletron Systems                    85,935
  2,270,000  Compaq Computer                     179,898
  2,250,000  Digital Equipment                    73,687
    575,000  Intel Corp.                          81,578
  2,200,000  KLA Instruments                      91,712
  1,752,000  Komag, Inc.                          52,560
  1,208,000  Linear Technology                    54,964
  1,043,300  LSI Logic                            35,994 (3)
    203,717  Lucent Technologies                  10,975
  1,435,200  National Semiconductor               37,495
  2,570,000  Seagate Technology                  121,433
  1,525,000  Texas Instruments                   117,616
                                             ------------
                                               1,270,422
                                             ------------
TELECOMMUNICATIONS (3.1%)
  2,280,000  360 Communications                   49,305
  2,825,000  Airtouch Communications              76,981
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,212,000  Tele-Communications
              International                   $   29,862
    450,000  Tele-Communications,
              Inc. Class A                         5,344
  3,975,000  U.S. West Media Group                73,040
                                             ------------
                                                 234,532
                                             ------------
TRANSPORTATION (3.0%)
    816,100  Continental Airlines Class B         23,361
    855,000  Delta Air Lines                      68,828
  2,000,000  Ryder System                         63,000
    650,000  Union Pacific                        39,162
  1,257,000  USFreightways Corp.                  30,325 (2)
                                             ------------
                                                 224,676
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,289,213)                      7,323,344
                                             ------------
PREFERRED STOCKS (0.6%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%        4,227
    605,700  Airtouch Communications, Ser.
              B, Cv., 6.00%                       17,792
    388,994  Airtouch Communications, Ser.
              C, Cv., 4.25%                       18,769
    125,000  PacifiCare Health Systems,
              Ser. C, Cv., $1.00                   4,063
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $35,476)                            44,851
                                             ------------

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)          $   14,156(6)
                                             ------------
U.S. TREASURY SECURITIES (4.7%)
338,545,000  U.S. Treasury Bills, 4.86% -
              5.29%, due 3/6/97 - 4/24/97        337,743
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,905
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $352,509)                    353,648
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
SHORT-TERM CORPORATE NOTES (1.2%)
$89,240,000  General Electric Capital
              Corp., 5.22% - 5.26%, due
              3/3/97 - 3/13/97  (COST
              $89,240)                        $   89,240(4)
                                             ------------
             TOTAL INVESTMENTS (103.7%)
              (COST $5,781,435)                7,825,239(5)
             Liabilities, less cash,
              receivables and other assets
              [(3.7%)]                          (278,340)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $7,546,899
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               3.1%
 2.  CITICORP                                        3.0%
 3.  Wells Fargo                                     2.7%
 4.  GTECH Holdings                                  2.6%
 5.  Harrah's Entertainment                          2.4%
 6.  Capital One Financial                           2.4%
 7.  United Healthcare                               2.4%
 8.  First USA                                       2.2%
 9.  KLA Instruments                                 2.1%
10.  Staples Inc.                                    2.1%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (99.4%)
CHEMICALS (1.7%)
     5,000  SGL Carbon (Ordinary Shares)    $       682
    65,000  SGL Carbon ADR                        2,958
   145,000  UCAR International                    6,235
                                            -------------
                                                  9,875
                                            -------------
COMMUNICATIONS (7.6%)
   395,000  Airtouch Communications              10,764
   585,000  Comcast Corp. Class A Special        10,457
   680,000  Comcast UK Cable Partners
             Limited                              7,990
   290,000  ECI Telecommunications                6,887
   415,000  International CableTel                8,041
                                            -------------
                                                 44,139
                                            -------------
CONSUMER GOODS & SERVICES (8.2%)
   510,000  Authentic Fitness                     7,395
   490,000  CUC International                    11,699
   175,000  Luxottica Group ADR                  10,194

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   480,000  Nu-Kote Holding                   $   2,700
    80,000  Philip Morris                        10,810
   315,000  Regis Corp.                           5,158
                                            -------------
                                                 47,956
                                            -------------
DRUGS & HEALTH CARE (12.2%)
   510,000  Coventry Corp.                        3,729
   285,000  Healthsource Inc.                     5,949
   260,000  Nellcor Puritan Bennett               4,518
   110,000  Novartis AG ADR                       6,298
   100,000  PacifiCare Health Systems
             Class B                              8,375
    95,000  R.P. Scherer                          5,486
   115,000  Sierra Health Services                3,033
   280,000  United Healthcare                    13,965
    70,300  Warner-Lambert                        5,905
   190,000  Watson Pharmaceuticals                8,289
   120,000  Wellpoint Health Networks             5,145
                                            -------------
                                                 70,692
                                            -------------
ENTERTAINMENT (9.7%)
   150,000  Circus Circus Enterprises             4,687
   475,000  GTECH Holdings                       14,903
   760,000  Harrah's Entertainment               14,060
   750,000  Players International                 4,031
   215,000  Promus Hotel                          7,606
   545,000  Showboat, Inc.                       11,173
                                            -------------
                                                 56,460
                                            -------------
FINANCIAL SERVICES (18.5%)
   210,000  Bear Stearns                          6,300
   352,400  Capital One Financial                14,008
   150,000  CITICORP                             17,512
   140,000  Finova Group                         10,692
   257,000  First USA                            12,497
   360,000  MBNA Corp.                           11,520
    80,000  Merrill Lynch                         7,680

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   185,000  Morgan Stanley Group              $  11,678
    51,000  Wells Fargo                          15,517
                                            -------------
                                                107,404
                                            -------------
INSURANCE (8.6%)
   165,000  ACE Ltd.                             10,725
   160,000  EXEL Ltd.                             7,060
   295,000  Highlands Insurance                   6,637
    85,000  Loews Corp.                           8,681
   155,000  PennCorp Financial Group              5,425
   215,333  Travelers Group                      11,547
                                            -------------
                                                 50,075
                                            -------------
OIL & GAS (0.3%)
    35,000  Enron Oil & Gas                         709
    30,000  Noble Affiliates                      1,170
                                            -------------
                                                  1,879
                                            -------------
RESTAURANTS (6.9%)
   659,450  Buffets Inc.                          4,740
   420,000  Cheesecake Factory                    8,925
   610,000  CKE Restaurants                      11,819
   170,000  IHOP Corp.                            4,398
   223,500  Lone Star Steakhouse & Saloon         5,923
   230,000  Sonic Corp.                           4,169
                                            -------------
                                                 39,974
                                            -------------
SPECIALTY RETAIL (11.3%)
   168,000  Federated Department Stores           5,838
   985,000  General Nutrition                    17,730
   345,000  Intimate Brands                       6,727
   190,000  Lowe's Cos.                           6,935
   140,000  Office Depot                          2,660
   560,000  Staples Inc.                         12,110
   240,000  Viking Office Products                5,670
   295,000  Wal-Mart Stores                       7,781
                                            -------------
                                                 65,451
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TECHNOLOGY (13.6%)
   335,000  Informix Corp.                  $     5,821
    75,000  Intel Corp.                          10,641
   295,000  KLA Instruments                      12,298
   250,000  LSI Logic                             8,625
   305,000  Micron Technology                    11,437
   110,000  Nokia Corp. ADR                       6,435
    55,000  SAP AG (Ordinary Shares)              8,465
   125,000  Seagate Technology                    5,906
   110,000  Texas Instruments                     8,484
   100,000  Xeikon N.V. ADR                         901
                                            -------------
                                                 79,013
                                            -------------
TRANSPORTATION (0.8%)
   250,000  RailTex Inc.                          4,531
                                            -------------
            TOTAL COMMON STOCKS (COST
             $449,499)                          577,449
                                            -------------
RIGHTS (0.0%)
     3,500  Ciba Specialty Chemicals
             Holding, Expire 3/12/97 (COST
             $0)                                    220
                                            -------------

Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.9%)
$22,960,000 U.S. Treasury Bills, 4.89% -
             4.935%, due 3/6/97 - 4/17/97
              (COST $22,896)                     22,903
                                            -------------
            TOTAL INVESTMENTS (103.3%)
             (COST $472,395)                    600,572(5)
            Liabilities, less cash,
             receivables and other assets
             [(3.3%)]                           (19,468)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 581,104
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Columbia/HCA Healthcare                         2.6%
 2.  Costco Cos.                                     2.5%
 3.  Wells Fargo                                     2.5%
 4.  Texas Instruments                               2.1%
 5.  EXEL Ltd.                                       2.1%
 6.  duPont                                          2.0%
 7.  Allstate Corp.                                  1.9%
 8.  Wal-Mart Stores                                 1.9%
 9.  Knight-Ridder                                   1.8%
10.  American Express                                1.8%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (94.0%)
AIRLINES (0.6%)
    570,300  Continental Airlines Class B    $    16,325
                                             ------------
AUTOMOTIVE (0.4%)
    290,800  Chrysler Corp.                        9,851
                                             ------------
BANKING & FINANCIAL SERVICES (8.6%)
    725,000  American Express                     47,397
    989,500  Capital One Financial                39,333
    331,400  CITICORP                             38,691
  1,303,400  Countrywide Credit Industries        37,961
    217,800  Wells Fargo                          66,266
                                             ------------
                                                 229,648
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.7%)
  1,300,000  USG Corp.                            45,825
                                             ------------
CHEMICALS (4.7%)
    500,000  duPont                               53,625
    398,500  Great Lakes Chemical                 18,480

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    947,700  Morton International             $   39,093
    273,500  W.R. Grace                           14,496
                                             ------------
                                                 125,694
                                             ------------
COMMUNICATIONS (1.5%)
  1,450,500  Airtouch Communications              39,526
                                             ------------
CONSUMER GOODS & SERVICES (3.0%)
  1,535,000  Fort Howard                          45,666
    756,900  Tupperware Corp.                     33,872
                                             ------------
                                                  79,538
                                             ------------
ELECTRONICS (3.5%)
    364,500  Analog Devices                        8,474
    858,500  KLA Instruments                      35,789
  1,443,100  Loral Space & Communications         23,270
    469,700  Varian Associates                    27,125
                                             ------------
                                                  94,658
                                             ------------
ENTERTAINMENT (5.1%)
    965,200  Evergreen Media                      28,956
  1,674,100  Mirage Resorts                       41,643
    760,300  Royal Caribbean Cruises              22,239
  1,100,000  Time Warner                          45,100
                                             ------------
                                                 137,938
                                             ------------
FOOD & DRUG STORES (1.0%)
    632,600  Revco D.S.                           25,858
                                             ------------
FOOD & TOBACCO (3.2%)
  1,350,200  IBP, Inc.                            31,392
    305,100  Philip Morris                        41,227
    350,000  RJR Nabisco Holdings                 12,819
                                             ------------
                                                  85,438
                                             ------------
HEALTH CARE (4.3%)
  1,690,550  Columbia/HCA Healthcare              71,003
    798,642  Novartis AG ADR                      45,722
                                             ------------
                                                 116,725
                                             ------------

                                                   February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
INDUSTRIAL GOODS & SERVICES (6.0%)
    931,400  AK Steel Holding                $    33,531
    695,400  Goodyear Tire & Rubber               36,682
    875,764  LucasVarity PLC ADR                  28,681
  1,783,300  Owens-Illinois                       43,022
    450,000  XTRA Corp.                           18,253
                                             ------------
                                                 160,169
                                             ------------
INSURANCE (11.3%)
    790,800  Allstate Corp.                       50,117
  1,255,400  Equitable Cos.                       39,388
  1,270,100  EXEL Ltd.                            56,043
    273,500  MBIA, Inc.                           26,700
    641,775  Orion Capital                        41,074
    669,200  Progressive Corp.                    44,251
    852,200  Travelers Group                      45,699
                                             ------------
                                                 303,272
                                             ------------
MEDIA (3.9%)
  2,540,281  Comcast Corp. Class A Special        45,407
    269,500  E.W. Scripps                          9,702
  1,245,000  Knight-Ridder                        49,489
                                             ------------
                                                 104,598
                                             ------------
OIL & GAS (6.1%)
    800,000  Cabot Corp.                          18,800
  2,957,500  Gulf Canada Resources                20,702
    695,500  Noble Affiliates                     27,124
    269,800  Schlumberger, Ltd.                   27,149
    780,950  Tejas Gas                            34,167
  1,495,055  Union Pacific Resources Group        36,442
                                             ------------
                                                 164,384
                                             ------------
OIL SERVICES (1.0%)
    629,900  Tidewater Inc.                       27,086
                                             ------------
PUBLISHING & BROADCASTING (0.4%)
  1,208,800  Hollinger International              12,239
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
RAILROADS (2.6%)
    465,000  Burlington Northern Santa Fe    $    38,711
    500,000  Union Pacific                        30,125
                                             ------------
                                                  68,836
                                             ------------
REAL ESTATE (3.6%)
    200,700  CBL & Associates Properties           4,992
    600,000  Del Webb                              9,675
  1,900,000  Host Marriott                        34,200
    200,000  Macerich Co.                          5,525
    873,500  Security Capital Industrial
              Trust                               19,217
  1,607,700  Security Capital U.S. Realty         22,508 (6)
                                             ------------
                                                  96,117
                                             ------------
RESTAURANTS (1.6%)
    978,600  McDonald's Corp.                     42,324
                                             ------------
RETAILING (4.7%)
    800,000  Harcourt General                     37,700
    699,000  Home Depot                           38,095
  1,881,400  Wal-Mart Stores                      49,622
                                             ------------
                                                 125,417
                                             ------------
RETAILING & APPAREL (3.3%)
  2,600,000  Costco Cos.                          66,625
    600,000  Nordstrom, Inc.                      22,050
                                             ------------
                                                  88,675
                                             ------------
SPECIALTY CHEMICAL (1.3%)
    832,000  Millipore Corp.                      35,880
                                             ------------
TECHNOLOGY (10.6%)
    530,000  Applied Materials                    26,831
    474,700  Autodesk, Inc.                       16,081
    533,100  Cabletron Systems                    15,993
  1,030,000  Komag, Inc.                          30,900
    774,100  NCR Corp.                            25,545
    952,900  Seagate Technology                   45,025
    761,200  Sundstrand Corp.                     33,207

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    734,600  Texas Instruments                $   56,656
    554,300  Xerox Corp.                          34,644
                                             ------------
                                                 284,882
                                             ------------
             TOTAL COMMON STOCKS (COST
              $1,976,161)                      2,520,903
                                             ------------
PREFERRED STOCKS (0.7%)
    566,700  Fresenius National Medical
              Care, Class D                           57
    280,000  Loral Space & Communications,
              Cv., 6.00%                          14,210 (6)
    550,000  RJR Nabisco, Ser. C, Dep.
              Shares                               3,919
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $17,784)                            18,186
                                             ------------
RIGHTS (0.1%)
     39,932  Ciba Specialty Chemicals
              Holding, Expire 3/12/97 (COST
              $0)                                  2,516
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (5.0%)
$134,580,000 U.S. Treasury Bills, 4.88% -
              5.00%, due 3/6/97 - 4/24/97
               (COST $134,244)                $  134,284
                                             ------------
SHORT-TERM CORPORATE NOTES (1.7%)
 46,500,000  General Electric Capital
              Corp., 5.22%, due 3/3/97
              (COST $46,500)                      46,500 (4)
                                             ------------
             TOTAL INVESTMENTS (101.5%)
              (COST $2,174,689)                2,722,389 (5)
             Liabilities, less cash,
              receivables and other assets
              [(1.5%)]                           (40,996 )
                                             ------------
             TOTAL NET ASSETS (100.0%)       $ 2,681,393
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated Issuer (see Note E of Notes to Financial Statements).
3) The following securities were held in escrow at February 28, 1997 to cover outstanding call options written:

                                        SECURITIES AND    MARKET VALUE   PREMIUM ON    MARKET VALUE
NEUBERGER&BERMAN            SHARES         OPTIONS       OF SECURITIES     OPTIONS      OF OPTIONS
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO               60,000   Compaq Computer    $  4,755,000    $ 125,696     $   22,500
                                       March 1997 @ 90
GUARDIAN PORTFOLIO           500,000      LSI Logic       $ 17,250,000    $1,147,461    $1,281,250
                                       April 1997 @ 35

4) At cost, which approximates market value.
5) At February 28, 1997, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $  966,867,000  $  438,296,000   $ 21,308,000   $  416,988,000
GENESIS PORTFOLIO                       412,741,000      99,877,000      6,046,000       93,831,000
GUARDIAN PORTFOLIO                    5,782,750,000   2,165,388,000    122,899,000    2,042,489,000
MANHATTAN PORTFOLIO                     472,452,000     158,383,000     30,263,000      128,120,000
PARTNERS PORTFOLIO                    2,179,284,000     561,414,000     18,309,000      543,105,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1997, these securities amounted to $14,156,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, and $36,718,000 or 1.4% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS           GENESIS
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO
                                                    -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,364,975    $     506,572
          Non-controlled affiliated issuers                18,880               --
                                                    -------------------------------
                                                        1,383,855          506,572
      Cash                                                  3,050                5
      Deferred organization costs (Note A)                     12                3
      Dividends and interest receivable                       807              293
      Prepaid expenses and other assets                        23                7
      Receivable for securities sold                        9,893            4,960
                                                    -------------------------------
                                                        1,397,640          511,840
                                                    -------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               23               --
      Payable for collateral on securities loaned
        (Note A)                                           37,879               --
      Payable for securities purchased                     19,736              592
      Payable to investment manager (Note B)                  518              280
      Accrued expenses                                        202               48
                                                    -------------------------------
                                                           58,358              920
                                                    -------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,339,282    $     510,920
                                                    -------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     921,797    $     417,089
      Net unrealized appreciation in value of
        investment securities and option contracts
        written                                           417,485           93,831
                                                    -------------------------------
NET ASSETS                                          $   1,339,282    $     510,920
                                                    -------------------------------
*Cost of investments:
Unaffiliated issuers                                $     944,686    $     412,741
Non-controlled affiliated issuers                          21,787               --
                                                    -------------------------------
      Total cost of investments                     $     966,473    $     412,741
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   7,269,283    $     600,572    $   2,722,389
          Non-controlled affiliated issuers               555,956               --               --
                                                    ------------------------------------------------
                                                        7,825,239          600,572        2,722,389
      Cash                                                     42            2,497                1
      Deferred organization costs (Note A)                     36               14               25
      Dividends and interest receivable                     5,786              120            1,797
      Prepaid expenses and other assets                       116               15               51
      Receivable for securities sold                       32,321            3,065           12,676
                                                    ------------------------------------------------
                                                        7,863,540          606,283        2,736,939
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                            1,281               --               --
      Payable for collateral on securities loaned
        (Note A)                                          200,188           21,345            6,849
      Payable for securities purchased                    111,780            3,485           47,593
      Payable to investment manager (Note B)                2,569              243              945
      Accrued expenses                                        823              106              159
                                                    ------------------------------------------------
                                                          316,641           25,179           55,546
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
Interests                                           $   7,546,899    $     581,104    $   2,681,393
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   5,503,228    $     452,927    $   2,133,693
      Net unrealized appreciation in value of
        investment securities and option contracts
        written                                         2,043,671          128,177          547,700
                                                    ------------------------------------------------
NET ASSETS                                          $   7,546,899    $     581,104    $   2,681,393
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   5,289,254    $     472,395    $   2,174,689
Non-controlled affiliated issuers                         492,181               --               --
                                                    ------------------------------------------------
      Total cost of investments                     $   5,781,435    $     472,395    $   2,174,689
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     6,257    $     1,444
      Dividend income -- non-controlled affiliated
        issuers                                              12             --
      Interest income                                       611            517
      Foreign taxes withheld (Note A)                       (28)            --
                                                    ---------------------------
        Total income                                      6,852          1,961
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  3,096          1,538
      Accounting fees                                         5              5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    5              1
      Auditing fees                                          21             11
      Custodian fees (Note B)                               148             64
      Insurance expense                                      12              2
      Legal fees                                              8             19
      Trustees' fees and expenses                             9              5
      Miscellaneous                                          --             10
                                                    ---------------------------
        Total expenses                                    3,304          1,655
      Fee waived by the investment manager (Note
        B)                                                   --           (184)
                                                    ---------------------------
        Total net expenses                                3,304          1,471
                                                    ---------------------------
        Net investment income                             3,548            490
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      112,150          2,792
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --
    Net realized loss on option contracts written
      (Note A)                                             (643)            --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                           131,395         32,610
                                                    ---------------------------
        Net gain on investments                         242,902         35,402
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $   246,450    $    35,892
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                      GUARDIAN         MANHATTAN         PARTNERS
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    ------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    38,991      $       1,577     $     14,625
      Dividend income -- non-controlled affiliated
        issuers                                             888                 --               --
      Interest income                                     7,768                191            2,544
      Foreign taxes withheld (Note A)                      (239)               (14)             (39)
                                                    ------------------------------------------------
        Total income                                     47,408              1,754           17,130
                                                    ------------------------------------------------
    Expenses:
      Investment management fee (Note B)                 15,220              1,536            5,424
      Accounting fees                                         5                  5                5
      Amortization of deferred organization and
        initial offering expenses (Note A)                   13                  5                9
      Auditing fees                                          25                 17               22
      Custodian fees (Note B)                               512                121              199
      Insurance expense                                      64                  7               22
      Legal fees                                              9                 13                9
      Trustees' fees and expenses                            37                  5               14
      Miscellaneous                                          --                 --               --
                                                    ------------------------------------------------
        Total expenses                                   15,885              1,709            5,704
      Fee waived by the investment manager (Note
        B)                                                   --                 --               --
                                                    ------------------------------------------------
        Total net expenses                               15,885              1,709            5,704
                                                    ------------------------------------------------
        Net investment income                            31,523                 45           11,426
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      278,687             64,034          151,459
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers         (48,143)                --               --
    Net realized loss on option contracts written
      (Note A)                                           (2,991)                --               --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                         1,018,651             45,541          319,744
                                                    ------------------------------------------------
        Net gain on investments                       1,246,204            109,575          471,203
                                                    ------------------------------------------------
        Net increase in net assets resulting from
          operations                                $ 1,277,727      $     109,620     $    482,629
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                    FOCUS                      GENESIS
                                                  PORTFOLIO                   PORTFOLIO
                                           Six Months                  Six Months
                                             Ended          Year         Ended          Year
                                          February 28,     Ended      February 28,     Ended
                                              1997       August 31,       1997       August 31,
(000'S OMITTED)                           (UNAUDITED)       1996      (UNAUDITED)       1996
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     3,548   $     11,390  $       490   $       471
    Net realized gain on investments          111,507         51,701        2,792         5,660
    Change in net unrealized
      appreciation of investments             131,395        (21,728)      32,610        27,635
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        246,450         41,363       35,892        33,766
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  96,472        231,514      222,919       110,968
    Reductions                               (126,011 )     (119,679)      (7,755 )     (27,030 )
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (29,539 )      111,835      215,164        83,938
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         216,911        153,198      251,056       117,704
NET ASSETS:
    Beginning of period                     1,122,371        969,173      259,864       142,160
                                          ------------------------------------------------------
    End of period                         $ 1,339,282   $  1,122,371  $   510,920   $   259,864
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                   GUARDIAN                   MANHATTAN                    PARTNERS
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                           Six Months                  Six Months                  Six Months
                                             Ended          Year         Ended          Year         Ended          Year
                                          February 28,     Ended      February 28,     Ended      February 28,     Ended
                                              1997       August 31,       1997       August 31,       1997       August 31,
                                          (UNAUDITED)       1996      (UNAUDITED)       1996      (UNAUDITED)       1996
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    31,523   $     97,934  $        45   $       829   $    11,426   $     23,394
    Net realized gain on investments          227,553        307,410       64,034        59,509       151,459        240,765
    Change in net unrealized
      appreciation of investments           1,018,651       (111,192)      45,541       (74,167 )     319,744        (30,217)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      1,277,727        294,152      109,620       (13,829 )     482,629        233,942
                                          ----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 284,106      1,540,028       26,138        70,833       291,119        309,196
    Reductions                               (247,476 )     (214,834)    (122,080 )    (134,984 )     (91,958 )     (167,061)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       36,630      1,325,194      (95,942 )     (64,151 )     199,161        142,135
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       1,314,357      1,619,346       13,678       (77,980 )     681,790        376,077
NET ASSETS:
    Beginning of period                     6,232,542      4,613,196      567,426       645,406     1,999,603      1,623,526
                                          ----------------------------------------------------------------------------------
    End of period                         $ 7,546,899   $  6,232,542  $   581,104   $   567,426   $ 2,681,393   $  1,999,603
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1997 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), and Neuberger&Berman Partners Portfolio ("Partners") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.

6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by that Portfolio on a straight-line basis over a five-year period. At February 28, 1997, the unamortized balance of such expenses amounted to $12,399, $2,733, $36,364, $13,840, and $25,205, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
      Summary of option transactions for the six months ended February 28, 1997:

                                                                VALUE
                                                                WHEN
FOCUS                                            NUMBER        WRITTEN
------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                         0      $         0
CONTRACTS WRITTEN                                 4,100        1,346,615
CONTRACTS EXPIRED                                     0                0
CONTRACTS EXERCISED                              (1,000)        (313,679)
CONTRACTS CLOSED                                 (2,500)        (907,240)
                                                 -----------------------
CONTRACTS OUTSTANDING 2/28/97                       600      $   125,696
                                                 -----------------------

                                                                 VALUE
                                                                 WHEN
GUARDIAN                                          NUMBER        WRITTEN
-------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                          0      $         0
CONTRACTS WRITTEN                                 15,000        4,499,828
CONTRACTS EXPIRED                                      0                0
CONTRACTS EXERCISED                               (5,000)      (1,568,397)
CONTRACTS CLOSED                                  (5,000)      (1,783,970)
                                                 ------------------------
CONTRACTS OUTSTANDING 2/28/97                      5,000      $ 1,147,461
                                                 ------------------------

10) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended February 28, 1997, Focus, Guardian, Manhattan, and Partners lent securities to Neuberger. At February 28, 1997, cash collateral received by Focus, Guardian, Manhattan, and Partners was equal to or in excess of 100% of the market value of the loaned securities.
11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $939, $4,158, $1,595, and $895 for Focus, Genesis, Guardian, and Partners, respectively, which is less than .01% of each Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1997, there were purchase and sale transactions (excluding short-term securities and option contracts written) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $   530,416,045     $   518,273,318
GENESIS                                              237,149,179          35,908,529
GUARDIAN                                           1,616,370,266       1,397,631,626
MANHATTAN                                            126,828,594         227,455,028
PARTNERS                                           1,006,818,489         742,840,515

   During the six months ended February 28, 1997, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
--------------------------------------------------------------------------------------------
FOCUS                                            $  643,449      $   552,787     $ 1,196,236
GENESIS                                             216,560          129,043         345,603
GUARDIAN                                          2,261,803        1,712,015       3,973,818
MANHATTAN                                           274,937          119,821         394,758
PARTNERS                                          1,782,038          612,466       2,394,504

   In addition, Neuberger's share of the total interest income earned for the six months ended February 28, 1997 from the collateralization of securities loaned to or through Neuberger was $242,525, $1,338,584, $336,304, and $214,684,
for Focus, Guardian, Manhattan, and Partners, respectively.

NOTE D -- LINE OF CREDIT:
   Genesis has an unsecured $20,000,000 bank line of credit with State Street Bank and Trust Company to be used only as a temporary measure for extraordinary or emergency purposes. Borrowings under this agreement bear interest at the overnight

Federal Funds Rate plus .75% per annum. For this line of credit, Genesis has been assessed a facility fee of .1% annually of the available line of credit paid quarterly in arrears. No compensating balances are required. There were no loans outstanding pursuant to this line of credit at February 28, 1997, nor has Genesis utilized this line of credit at anytime to date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                          BALANCE OF      GROSS                   BALANCE OF
                          SHARES HELD   PURCHASES   GROSS SALES  SHARES HELD      VALUE
                          AUGUST 31,       AND          AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:              1996       ADDITIONS   REDUCTIONS       1997          1997
-------------------------------------------------------------------------------------------
DT Industries                      0      640,000            0       640,000    $18,880,000

GUARDIAN

                          BALANCE OF      GROSS                   BALANCE OF
                          SHARES HELD   PURCHASES   GROSS SALES  SHARES HELD      VALUE
                          AUGUST 31,       AND          AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:              1996       ADDITIONS   REDUCTIONS       1997          1997
-------------------------------------------------------------------------------------------
ADVANTA Corp. Class B        857,000    2,543,000            0     3,400,000   $136,425,000

Coltec Industries          4,778,900       73,500            0     4,852,400    88,556,300

Fingerhut Cos.**           3,241,700            0    1,335,200     1,906,500    27,882,563

Foundation Health          3,020,000    1,560,000            0     4,580,000   172,895,000

Healthsource Inc.          4,190,000            0    4,190,000             0             0
Hospitality Properties
 Trust**                   1,442,600            0    1,012,200       430,400    13,934,200

J & L Specialty Steel      3,278,200       10,000    3,288,200             0             0

USFreightways Corp.**      1,257,000            0            0     1,257,000    30,325,125

UCAR International                 0    2,671,900            0     2,671,900   114,891,700

Zeigler Coal Holding       1,702,000            0            0     1,702,000    43,188,250

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 28, 1997, THESE SECURITIES WERE NO LONGER AFFILIATED ISSUERS.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                                    FOCUS                                    GENESIS
                                                                  PORTFOLIO                                 PORTFOLIO
                                                                                            Period
                                                                                            from
                                              Six                                           August      Six
                                             Months                                         2,         Months
                                             Ended                                          1993(1)    Ended         Year
                                            February                                         to       February      Ended
                                              28,                                           August      28,         August
                                              1997           Year Ended August 31,          31,         1997         31,
                                            (UNAUDITED)    1996        1995       1994      1993      (UNAUDITED)    1996
                                            -------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .53%(2)       .54%        .57%      .58%     .58%(2)      .80%(2)(3)      .85%(3)
                                            -------------------------------------------------------------------------------
    Net Investment Income                       .57%(2)      1.04%       1.05%     1.16%    1.46%(2)      .27%(2)(3)      .27%(3)
                                            -------------------------------------------------------------------------------
Portfolio Turnover Rate                          42%           39%         36%       52%       4%          10%           21%
                                            -------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0569       $0.0578          --        --       --      $0.0577       $0.0576
                                            -------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $1,339.3     $1,122.4      $969.2     $645.0    $574.0     $510.9        $259.9
                                            -------------------------------------------------------------------------------


                                                                  Period
                                                                   from
                                                                  August
                                                                    2,
                                                                  1993(1)
                                                                    to
                                                                  August
                                                                    31,
                                           1995        1994        1993

RATIOS TO AVERAGE NET ASSETS:
    Expenses                                  .94%(3)     .98%      1.07%(2)

    Net Investment Income                     .25%(3)     .18%       .37%(2)

Portfolio Turnover Rate                        37%         63%         3%

Average Commission Rate Paid                   --          --         --

Net Assets, End of Period (in millions)    $142.2      $138.6     $118.6


1) The date investment operations commenced.

2) Annualized.

3) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                         Six Months Ended        Year Ended
                           February 28,          August 31,
GENESIS                        1997            1996      1995
-------------------------------------------------------------
Expenses                       .90%            .95%      .97%
Net Investment Income          .17%            .17%      .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                                  GUARDIAN                                  MANHATTAN
                                                                  PORTFOLIO                                 PORTFOLIO
                                                                                            Period
                                                                                            from
                                              Six                                           August      Six
                                             Months                                         2,         Months
                                             Ended                                          1993(1)    Ended         Year
                                            February                                         to       February      Ended
                                              28,                                           August      28,         August
                                              1997           Year Ended August 31,          31,         1997         31,
                                            (UNAUDITED)    1996        1995       1994      1993      (UNAUDITED)    1996
                                            -------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .46%(2)       .46%        .48%      .50%     .51%(2)      .59%(2)       .58%
                                            -------------------------------------------------------------------------------
    Net Investment Income                       .91%(2)      1.72%       1.72%     1.66%    2.45%(2)      .02%(2)       .13%
                                            -------------------------------------------------------------------------------
Portfolio Turnover Rate                          20%           37%         26%       24%       3%          22%           53%
                                            -------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0538       $0.0580          --        --       --      $0.0587       $0.0373
                                            -------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $7,546.9     $6,232.5     $4,613.2    $2,480.3  $1,777.6   $581.1        $567.4
                                            -------------------------------------------------------------------------------


                                                                  Period
                                                                  from
                                                                  August
                                                                  2,
                                                                  1993(1)
                                                                   to
                                                                  August
                                                                  31,
                                           1995        1994       1993

RATIOS TO AVERAGE NET ASSETS:
    Expenses                                  .59%        .59%     .59%(2)

    Net Investment Income                     .42%        .53%     .55%(2)

Portfolio Turnover Rate                        44%         50%       3%

Average Commission Rate Paid                   --          --       --

Net Assets, End of Period (in millions)    $645.4      $521.7     $536.8


1) The date investment operations commenced.

2) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                                      PARTNERS
                                                                     PORTFOLIO
                                                                                                 Period
                                                                                                  from
                                              Six                                                August
                                             Months                                                2,
                                             Ended                                              1993(1)
                                            February                                               to
                                              28,                                                August
                                              1997             Year Ended August 31,              31,
                                            (UNAUDITED)    1996         1995         1994         1993
                                            ------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                    .49%(2)       .51%         .53%         .54%        .54%(2)
                                            ------------------------------------------------------------
    Net Investment Income                       .99%(2)      1.26%        1.13%         .75%       1.19%(2)
                                            ------------------------------------------------------------
Portfolio Turnover Rate                          33%           96%          98%          75%          8%
                                            ------------------------------------------------------------
Average Commission Rate Paid                $0.0480       $0.0494           --           --          --
                                            ------------------------------------------------------------
Net Assets, End of Period (in millions)     $2,681.4     $1,999.6     $1,623.5     $1,340.3     $1,182.1
                                            ------------------------------------------------------------

1) The date investment operations commenced.

2) Annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman Management Inc., Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman Manhattan Trust, and Neuberger&Berman Partners Trust are registered service marks of Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Inc.

OFFICER AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Donald M. Cox
 TRUSTEE
Alan R. Gruber
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-
     605 THIRD AVENUE 2ND FLOOR
     NEW YORK, NY 10158-0180
     SHAREHOLDER SERVICES
     800.877.9700
     INSTITUTIONAL SERVICES
     800.366.6264




Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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